SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

Webster Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 465-4364

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

As previously disclosed by Webster Financial Corporation (“Webster”) in its Current Report on Form 8-K filed with the SEC on July 31, 2009, pursuant to an Investment Agreement (the “Agreement”), dated July 27, 2009, between Webster and Warburg Pincus Private Equity X, L.P. (“Warburg Pincus”), Webster agreed to issue certain securities (the “Second Closing Securities”) to Warburg Pincus contingent upon the satisfaction of certain conditions set forth in the Investment Agreement. The Second Closing Securities consist of (i) 3,018,400 shares of common stock; (ii) 44,570 shares of Perpetual Participating Preferred Stock, Series C (“Series C Preferred Stock”), which are mandatorily convertible into 4,457,000 shares of Webster common stock, par value $0.01 per share (“Common Stock”) following receipt of Webster shareholder approvals; (iii) an A-Warrant, Series 2 (the “A2 Warrant”) to purchase 67,819 shares of Series C Preferred Stock prior to the receipt of Webster shareholder approvals or 6,781,900 shares of Common Stock following receipt of Webster shareholder approvals (or in certain circumstances in which Warburg Pincus might otherwise hold more than 24.9% of Webster’s voting securities, shares of Non-Voting Perpetual Participating Preferred Stock, Series D (“Series D Preferred Stock”)); and (iv) a B-Warrant, Series 2 (the “B2 Warrant”) to purchase 43,247 shares of Series C Preferred Stock, which will only become exercisable (at a strike price of $2.50 per underlying common share) if Webster shareholder approvals are not obtained prior to February 28, 2010. The B2 Warrant expires immediately upon receipt of Webster shareholder approvals. The A2 Warrant will initially have a strike price of $10.00 per underlying common share, with the strike price increasing to $11.50 per share on October 15, 2011 and to $13.00 per share on October 15, 2013. Webster issued the Second Closing Securities to Warburg Pincus on October 15, 2009 in consideration for a cash payment of $74,754,000.

The Second Closing Securities issued and sold pursuant to the Investment Agreement as described in this Item 3.02 were sold in a private placement under Rule 4(2) of the Securities Act of 1933, as amended.

This description is qualified in its entirety by reference to the Certificate of Designations for the Series C Preferred Stock, Certificate of Designations for Series D Preferred Stock, the A2 Warrant, the B2 Warrant and the Investment Agreement, included as Exhibits 3.1, 3.2, 4.1, 4.2 and 10.1 to this Current Report on Form 8-K, respectively, and incorporated herein by reference, and to the description in Item 1.01 of Webster’s Current Report on Form 8-K filed with the SEC on July 31, 2009, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On October 15, 2009, Webster issued 44,570 shares of Series C Preferred Stock, and upon exercise of the A2-Warrants and B2-Warrants Webster may issue shares of Series C Preferred Stock and, in certain circumstances in which Warburg Pincus might otherwise hold more than 24.9% of Webster’s voting securities, Series D Preferred Stock, the terms of each of which are more fully described in Item 1.01 of Webster’s Current Report on Form 8-K filed with the SEC on July 31, 2009 and in the Certificates of Designation filed with the Secretary of State of the State of Delaware designating the preferences, limitations, voting powers and relative rights of the Series C Preferred Stock and Series D Preferred Stock.

The information set forth in Item 1.01 of Webster’s Current Report on Form 8-K filed with the SEC on July 31, 2009 is incorporated herein by reference. The above summary is qualified in its entirety by reference to the Certificates of Designation attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference.

Item 8.01 Other Events.

The information set forth in Items 3.02 and 3.03 above is incorporated herein by reference.

Forward-looking statements

This document (including exhibits filed herewith) may contain forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from management expectations, projections and estimates. Factors that could cause future results to vary from current management expectations include, but are not limited to, general economic conditions, legislative and regulatory changes, monetary and fiscal policies of the federal government, any failure to receive the approval of Webster’s shareholders in connection with the remaining funding of Warburg Pincus’ investment, changes in tax policies, rates and regulations of federal, state and local tax authorities, changes in interest rates, deposit flows, the cost of funds, demand for loan products, demand for financial services, competition, changes in the quality or composition of Webster’s loan and investment portfolios, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental and technological factors affecting Webster’s operations, markets, products, services and prices. Some of these and other factors are discussed in the annual and quarterly reports of Webster previously filed with the SEC. Such developments, or any combination thereof, could have an adverse impact on the company’s financial position and results of operations. Except as required by law, Webster does not undertake to update any such forward looking statements.

Additional Information

In connection with the Investment Agreement, Webster has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement. Webster will mail the definitive proxy statement, when available, to its shareholders. Investors and security holders are urged to read the definitive proxy statement regarding the investment when it becomes available because it will contain important information. You may obtain a free copy of the definitive proxy statement (when available) and other related documents filed by Webster with the SEC at the SEC’s website at http://www.sec.gov. The definitive proxy statement (when available) and the other documents may also be obtained for free by accessing Webster’s website at http://www.websterbank.com under the heading “Investor Relations” and then under the heading “Financial Reports” and then under the heading “SEC Filings.”

Participants in the Solicitation

Webster and its directors, executive officers and certain other members of management and employees may be soliciting proxies from shareholders in favor of certain matters relating to Warburg Pincus’ investment. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders in connection with such matters is filed with the SEC. Information about the directors and executive officers of Webster is set forth in Webster’s definitive proxy statement filed with the SEC on March 20, 2009. Additional information regarding the participants in the definitive proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement filed with the SEC on September 21, 2009. You may obtain a free copy of the definitive proxy statement (when available) and other related documents filed by Webster with the SEC at the SEC’s website at http://www.sec.gov. The definitive proxy statement (when available) and the other documents may also be obtained for free by accessing Webster’s website at http://www.websterbank.com under the heading “Investor Relations” and then under the heading “Financial Reports” and then under the heading “SEC Filings.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of Perpetual Participating Preferred Stock, Series C of Webster Financial Corporation (filed as Exhibit 3.1 to Webster’s Current Report on Form 8-K filed with the SEC on July 31, 2009 and incorporated herein by reference).

3.2	Certificate of Designations of Non-Voting Perpetual Participating Preferred Stock, Series D of Webster Financial Corporation (filed as Exhibit 3.2 to Webster’s Current Report on Form 8-K filed with the SEC on July 31, 2009 and incorporated herein by reference).

4.1	A Warrant, Series 2.*

4.2	B Warrant, Series 2.*

10.1	Investment Agreement, dated as of July 27, 2009, by and between Webster Financial Corporation and Warburg Pincus Private Equity X, L.P. (filed as Exhibit 10.1 to Webster’s Current Report on Form 8-K filed with the SEC on July 31, 2009 and incorporated herein by reference).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: October 21, 2009.	By:	/s/ Douglas O. Hart

	Name:	Douglas O. Hart
	Title:	Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designations of Perpetual Participating Preferred Stock, Series C of Webster Financial Corporation (filed as Exhibit 3.1 to Webster’s Current Report on Form 8-K filed with the SEC on July 31, 2009 and incorporated herein by reference).

3.2	Certificate of Designations of Non-Voting Perpetual Participating Preferred Stock, Series D of Webster Financial Corporation (filed as Exhibit 3.2 to Webster’s Current Report on Form 8-K filed with the SEC on July 31, 2009 and incorporated herein by reference).

4.1	A Warrant, Series 2.*

4.2	B Warrant, Series 2.*

10.1	Investment Agreement, dated as of July 27, 2009, by and between Webster Financial Corporation and Warburg Pincus Private Equity X, L.P. (filed as Exhibit 10.1 to Webster’s Current Report on Form 8-K filed with the SEC on July 31, 2009 and incorporated herein by reference).

*	Filed herewith.